       THIS DOCUMENT IS A COPY OF THE EXHIBIT FILED ON OCTOBER 24, 1996
             PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This Amended and Restated Credit Agreement is made as of the 10th day of October, 1996 by and among JOSEPH M. LOBOZZO II, an individual having an office at 690 Portland Avenue, Rochester, New York 14621 (the "Lender"), DELTA COMPUTEC INC. a New York corporation having its principal place of business at 900 Huyler Street, Teterboro, New Jersey 07608 ("DCI"), and DELTA DATA NET, INC., a New York corporation having its principal place of business at 900 Huyler Street, Teterboro, New Jersey 07608("DDI"). DCI and DDI are referred to collectively as the "Borrowers".

                              W I T N E S S E T H:

     WHEREAS, the Borrower and National Canada Finance Corp. ("NCFC") entered into a certain Credit Agreement dated as of April 1, 1994, as amended by Credit Agreement Amendment No. 1 dated November 17, 1994, Credit Agreement Amendment No. 2 dated January 24, 1995, Credit Agreement Amendment No. 3 dated April 3, 1995, Credit Agreement Amendment No. 4 dated May 1, 1995 and Credit Agreement Amendment No. 5 dated October 27, 1995 (as amended, the Credit Agreement"); and

     WHEREAS, the Borrower executed and delivered to NCFC a Promissory Note dated April 1, 1994, as amended and restated by an Amended and Restated Promissory Note dated May 1, 1995 and as further amended and restated by a Third Amended and Restated Promissory Note dated October 27, 1995 (as amended and restated, the "Promissory Note"); and

     WHEREAS, on the date hereof, NCFC is assigning to the Lender all but $750,000 of the indebtedness owed to NCFC by DCI evidenced by the Credit Agreement and the Promissory Note; and

     WHEREAS, the Borrower and the Lender desire to enter into a new agreement which amends and restates, in its entirety, the portions of the Credit Agreement and the Promissory Note evidencing the indebtedness which NCFC is assigning to the Lender.

     NOW, THEREFORE, it is agreed as follows:

     1. Defined Terms.

          1.1 Capitalized terms used but not otherwise defined herein have the following meanings in this Agreement:

               "Account Debtor" means a person or entity obligated to pay a receivable.

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               "Additional Collateral" means (a) all general intangibles of the

          Borrower of every kind and description, including without limitation federal, state and local tax refund claims of all kinds, whether now existing or hereafter arising; (b) all of the Borrower's deposit accounts, whether now owned or hereafter credited, wherever located;
          (c) all monies, securities, instruments, cash and other property of the Borrower and the proceeds thereof, now or hereafter held or received by, or in transit to, the Lender from or for the Borrower, and (d) all books, records, customer lists, ledger cards, computer programs, computer tapes, disks, printouts and records, and other property and general intangibles at any time evidencing or relating to any of the foregoing, whether now in existence or hereafter created; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

               "Collateral" means Receivables, Inventory, Equipment, Patents, Field Spare Parts, Trademarks and Additional Collateral.

               "Declaration" a declaration of the occurrence of an Event of Default.

               "Eligible Receivables" means the net amount of those Receivables which continually meet the following requirements: (a) the account is due and payable not more than 90 days from the date of the invoice evidencing the Receivable; (b) the Receivable arose from the performance of services by the Borrower which have been fully and satisfactorily performed or from the absolute sale or lease of goods by the Borrower in which the Borrower had the sole and complete ownership and the goods have been shipped or delivered to the Account Debtor evidencing which the Borrower or the Lender has the possession of shipping and delivery receipts; (c) the Receivable is not subject to any prior or subsequent assignment, claim, lien or security interest other than that of the Lender; (d) the Receivable is not subject to setoff, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, or to dispute, objection or complaint by the Account Debtor concerning its liability on the Receivable and the goods, the sale or lease of which gave rise to the Receivable, have not been returned, rejected, lost or damaged; (e) the Receivable arose in the ordinary course of business;
          (f) no petition in bankruptcy or other application for relief under the Bankruptcy Code or other insolvency law has been filed with respect to the Account Debtor, and the Account Debtor has not made an assignment for the benefit of creditors, become insolvent or suspended or terminated business, and the Account Debtor is generally paying its debts as they become due; (g) the Account Debtor is not an affiliate, subsidiary, officer, shareholder or employee of the Borrower, nor owned or controlled by any such entity; (h) the Account Debtor maintains its chief executive office in the United States and is


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          organized under the laws of the United States or a state thereof, or payment of the Receivable is secured by a letter of credit acceptable to the Lender; (i) the full amount reflected on the Borrower's books and on any invoice delivered to the Lender relating to any Receivable is owing to the Borrower and no partial prepayments thereon have been made; (j) the Lender's security interest in the Receivable is a perfected first lien; (k) the Receivable does not arise from a consignment or other arrangement pursuant to which the subject Inventory is returnable if not sold or otherwise disposed of by the Account Debtor; and (l) the Receivable is not of a class, type or category which the Lender hereafter reasonably determines, on notice to the Borrower, is not eligible for inclusion in the Borrowing Base under Section 2.1 of this Agreement.

               "Equipment" means all machinery, equipment, furniture, fixtures, tools, parts, supplies and motor vehicles, now owned and hereafter acquired by the Borrower of whatsoever name, nature, kind or description, wherever located, and all additions and accessions thereto and replacements or substitutions therefor, and all proceeds thereof and all proceeds of any insurance thereon.

               "Inventory" means all inventory, as defined in the New York Uniform Commercial Code.

               "Loans" means all advances or loans made to the Borrower by the Lender pursuant to this Agreement.

               "Maturity Date" means December 10, 1996.

               "Obligations" means all loans, advances, debts, liabilities, obligations and duties owing by the Borrower to the Lender of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, pursuant to this Agreement and the Loans and to no other transaction, whether such obligations are form time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including without limitation, all interest, fees, charges, expenses and attorneys' fees chargeable to the Borrower or incurred by the Lender in connection with this Agreement.

               "Patents" means all of the Borrower's right, title and interest, present and future, in and to (a) all letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States and any State thereof or any other country or any political subdivision thereof; all


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          whether now owned or hereafter acquired by the Borrower; and (b) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

               "Receivables" means (a) all of the Borrower's now owned and hereafter acquired accounts, chattel paper, documents and instruments, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; (b) all of the Borrower's rights, remedies, security and liens, in, to and in respect of the accounts, including without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guarantees or other contracts of suretyship with respect to the accounts, deposits or other security for the obligation of any debtor or obligor in any way obligated on or in connection with any accounts and credit and other insurance, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing; and (c) all of the Borrower's right, title and interest, present and future, in, to and in respect of, all goods relating to, or which by sale have resulted in, accounts, including without limitation all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing any accounts and all returned, reclaimed or repossessed goods, and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

               "SAI/Delta" means SAI/Delta, Inc., a Florida corporation.

               "Subordinated Debentures" means the following outstanding Debentures issued by the Borrower: (i) 8% Subordinated Debenture dated October 28, 1992, in the original principal amount of $600,001.00, payable to Joseph M. Lobozzo II, as amended and restated, and now due on January 31, 1998; and (ii) 8% Subordinated Debenture dated October 31, 1992, in the original principal amount of $475,000.00, payable to Dataspan Systems, Inc. and Willcox & Gibbs Data Net, Inc., due October 3, 1997.

               "Supplemental Agreements" means any and all agreements, instruments, documents, security agreements, guaranties, mortgages, financing statements, assignment agreements, repurchase agreements and supplements thereto granting or intending to grant to lender any lien, security interest, pledge, assignment or indemnification to secure the obligations.

               "Trademarks" means all of the Borrower's right, title and interest, in and to (a) all trademarks, trade names, trade styles, service marks, prints and labels on which


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          said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including without limitation applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by the Borrower; (b) all reissues, extensions or renewals thereof and all licenses thereof; and (c) the goodwill of the business symbolized by each of the Trademarks, and all customer lists and other records of the Borrower relating to the distribution of products bearing the Trademarks; and all proceeds of the foregoing and all proceeds of any insurance on the foregoing.

          1.2 UCC Definitions. The words "debtor", "secured party", "collateral", "perfection", "authorization", "consent", "security agreement", "proceeds", "financing statement", "assignee", "assignment", action , "creditor", "goods", "equipment", "inventory", "accounts", "documents", "instruments", "chattel paper", and "general intangibles", and all other terms used in this Agreement and in all documents referred to herein shall have the meanings given such terms in the New York Uniform Commercial Code.

          1.3 Accounting Terms. All accounting terms used but not defined in this Agreement shall be construed in accordance with generally accepted accounting principles consistently applied.

     2. Terms of Borrowing.

          2.1 Borrowing Base. As long as neither DCI nor DDI are in default of any of their Obligations to the Lender, the Lender may lend to the Borrower, and the Borrower may borrow from the Lender, from time to time, up to an aggregate outstanding principal amount at any time of $2,550,000, or such lesser amount which is 105% (subject to reduction as set forth on Schedule 2.1) of DCI's, DDI's and SAI/Delta's Eligible Receivables.

          2.2 Borrowing Base Reports Etc. For purposes of computing the Borrowing Base, the Borrower shall furnish to the Lender information adequate to identify Receivables and Inventory at times and in form and substance as may be required by the Lender. Without limiting the foregoing, the Borrower shall provide to the Lender in form and content satisfactory to the Lender (a) a Borrowing Certificate in the form mutually agreeable to Borrower and Lender to be provided at least weekly and at such other intervals as the Lender may request in the event a Loan would exceed the Borrowing Base as calculated by the

                                       5
                                                           Page 144 of 207 Pages
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     Lender; and (b) monthly, within 15 days after month-end, an Accounts
     Receivable Aging based on invoice date and listed in sequence by number. From time to time, the Borrower shall provide the Lender with such other schedules and information as the Lender may reasonably request. Together with such schedules, the Borrower shall, upon the reasonable request of the

     Lender, furnish copies of customers' invoices or the equivalent, and original shipping or delivery receipts for all merchandise sold, and the Borrower warrants the genuineness thereof. The Borrower further warrants that all Receivables are and will be bona fide existing obligations created by the sale and delivery of merchandise or the rendition of services to customers in the ordinary course of business, free of liens, encumbrances and security interests, except as permitted hereunder, and unconditionally owed to the Borrower and, to the best of the Borrower's knowledge, without defense, offset or counterclaim.

          2.3 Loans.

               (a) Subject to the terms of this Agreement, the Borrower may receive Loans upon request made by a person authorized by the Borrower no later than 1:00 p.m. Rochester, New York time in a writing satisfactory to the Lender; provided that no Loan shall be made which, by itself or together with the principal balance then outstanding of prior Loans, would cause the total outstanding principal balance of the Loans to exceed the Borrowing Base described in paragraph 2.1 of this Agreement.

               (b) Subject to the required terms of payment set forth in Paragraph 2.5 below, the Borrower may make principal payments upon its indebtedness for Loans in its discretion and until maturity as provided in Paragraph 2.5(a), may reborrow subject to the limits set forth in this Agreement.

          2.4 Interest.

               (a) Until the Maturity Date, whether by acceleration or otherwise, the Borrower agrees to pay interest on the outstanding principal balance of the Loans at the rate of one and three quarters of one percent (1 3/4%) per annum above the highest prime rate published form time to time in the "Money Rates" column of the Wall Street Journal or any successor to such publication ("Prime Rate") as it may change from time to time based upon a 360-day year for the actual number of days the Loans are outstanding which may result in a higher effective annual rate. After maturity, whether by acceleration or otherwise, the Borrower agrees to pay interest on the outstanding principal balance of the Loans at a rate equal to three and three quarters percent (3 3/4%) per annum above the Prime Rate.

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               (b) Any change in the Prime Rate shall, without notice to the
          Borrower, be effective hereunder commencing at the same time such new rate becomes effective.

          2.5 Payments.


               (a) The Borrower further agrees to pay the outstanding principal and accrued interest on the Loans on the earlier of (i) the Maturity Date; or (ii) the occurrence of an event of default under Paragraph
          7.1 below in respect of which the Lender has delivered a Declaration. In addition, the Borrower agrees to make, on demand, such principal payments as are necessary so that the unpaid principal balance of the Loans does not at any time exceed the Borrowing Base. Without limiting the right of the Lender to demand payment as provided herein, the Borrower shall pay accrued interest on the first day of each month commencing the month following the date of this Agreement and continuing until all of the Obligations are paid in full.

               (b) Each payment received by the Lender shall be applied first to interest accrued and billed and the balance, if any, to principal, provided that if there has occurred an event of default under Paragraph 7.1 below, the Lender may apply payments in the Lender's absolute discretion.

               (c) Any non-cash payment of Loans, i.e, payment in other than immediately available U.S. funds, shall be deemed paid, for purposes of calculating the principal amount available for borrowing under this Agreement, on the date such non-cash payments are received by the Lender; however, for the purpose of calculating interest pursuant to Paragraph 2.4 of this Agreement, such payments shall be deemed to have been received two (2) days after actual receipt of such payment by the Lender. Notwithstanding the foregoing, if any such non-cash payment presented for collection by the Lender is not paid in Lender may, without prior notice to the Borrower, reverse the provisional credit which has been given, and make appropriate adjustments to the amount of principal and interest due, and the amount of the Borrowing Base available.

          2.6 Prepayment. The Borrower shall have the right to prepay the outstanding principal balance of the Loans in whole, at any time, or in part, from time to time.

          2.7 Fees and Expenses.

               (a) Audit Fees. The Borrower shall pay to the Lender field examination fees in the amount of $400 per day per examiner for all audits or field examinations of the Borrower conducted in reasonable scope at reasonable intervals and shall reimburse the Lender for all reasonable airfare, hotel

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          accommodations and other out-of-pocket expenses in connection with such audits or examinations.

               (b) Expenses. If the Obligations are placed in the hands of any attorneys employed by the Lender for collection, the Borrower agrees to pay on demand, the Lender's reasonable attorneys' fees, together with reasonable costs and expenses, whether or not a legal proceeding or action is commenced, including those incurred in a bankruptcy or insolvency proceeding.

               2.8 Purpose of Line of Credit. The Borrower agrees to use the proceeds of the Loans solely as working capital and for general corporate purposes.

               2.9 Collection of Receivables. After the occurrence of an event of default hereunder in respect of which the Lender has delivered a Declaration, the Lender or its designee may notify Account Debtors that Receivables have been assigned to the Lender or of the Lender's security interest therein and collect them directly and charge the collection costs and expenses to the Borrower's account; but, unless and until the Lender does so or gives the Borrower other instructions, the orrower shall make collection of all Receivables. Until credited to the Borrower's account as hereinafter set forth, all payments of Receivables through a lock box arrangement to be established with the Lender shall be held by the Lender as collateral for payment and/or performance of the Borrower's Obligations to the Lender.

               2.10 Returns, Credits. Etc. Any merchandise which is returned by an Account Debtor or otherwise recovered shall be set aside, marked with the Lender's name and held by the Borrower as the Lender's trustee, and shall remain part of the Lender's security. The Borrower shall notify the Lender promptly of all returns and recoveries and, on request, deliver the merchandise to the Lender. The Borrower shall also notify the Lender promptly of all disputes and claims exceeding $25,000 in the aggregate, and settle or adjust them at no expense to the Lender, but no discount, credit or allowance (other than in the ordinary course of the Borrower's business) shall be granted to any Account Debtor, and no returns of merchandise (other than in the ordinary course of the Borrower's business) shall be accepted by the Borrower without the Lender's consent. After the occurrence of an event of default hereunder in respect of which the Lender has delivered a Declaration, the Lender may settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Lender reasonably determines, on notice to the Borrower, to be advisable, and in all cases the Lender will credit the Borrower's account with only the net amounts received by the Lender in payment of such Receivables.

               2.11 Further Assurance. Upon the Lender's request, the Borrower shall appropriately mark the Borrower's books of account to disclose the Lender's security interest in all the Borrower's Receivables, and shall perform all other steps reasonably requested by the Lender to create and maintain in the Lender's favor a valid first priority security interest, or lien in or on all Receivables and all other security held by or for the Lender.

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



               2.12 Power of Attorney. The Borrower appoints the Lender, or any person whom the Lender may designate as its attorney, with power of attorney to sign the Borrower's name on such financing statements as may be necessary to perfect the Lender's security interest in the Collateral; and, after the occurrence of an event of default hereunder in respect of which the Lender has delivered to the Borrower a Declaration to endorse the Borrower's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender's possession; to sign the Borrower's name on any invoice or bill of lading relating to any Receivables, on verifications of accounts, notices of assignment and notices to customers; to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender; to send requests for verification of Receivables to Account Debtors; and to do all things necessary to carry out this Agreement. The Borrower ratifies and approves all acts of such attorney. Neither the Lender nor the attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any Receivables in which the Lender has a security interest remain unpaid or until the Obligations have been fully satisfied. the Lender may file one or more financing statements disclosing the Lender's security interest without the Borrower's signature appearing thereon.

     3. Collateral.

          3.1 Security Interest. As security for payment and performance of all Obligations, the Borrower hereby assigns and grants to the Lender a continuing security interest in the Collateral. The Lender shall retain its security interest in all Collateral, until all Obligations have been finally and irrevocably satisfied.

          3.2 Possession of Collateral. After the occurrence of an event of default hereunder in respect of which the Lender has delivered to the Borrower a Declaration, the Lender will at all times have the right to take physical possession of the Collateral and to maintain such possession of the Collateral on the Borrower's premises or to remove the Collateral or any part thereof to such other places as the Lender may desire. If the Lender exercises its right to take possession

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     of the Collateral, the Borrower shall, upon the Lender's demand, assemble the Collateral and make it available to the Lender at a place reasonably convenient to the Lender.



          3.3 Location of Collateral. All Collateral is owned by the Borrower free of all other liens and encumbrances, except as set forth on Schedule 1 hereto and shall be kept by the Borrower at the location(s) set forth in
     Schedule 2 hereto; and the Borrower will not (without the Lender's prior written approval) remove the Collateral therefrom, except for the purposes of sale or lease in the regular course of the Borrower's business.

          3.4. Limitation on Disposition of Assets. The Borrower will not sell, exchange or otherwise dispose of the Collateral, or any part thereof, or any interest therein without the express written consent of the Lender other than (a) finished products or field spare parts sold in the ordinary course of business, and (b) fully depreciated obsolete equipment or equipment which is replaced by items of comparable kind and value. In the event of any other sale, exchange or other disposition of the Collateral or any part thereof or any interest therein (and no such sale, exchange or other disposition is hereby otherwise authorized or consented to), the security interest of the Lender shall nevertheless continue in said Collateral (including all proceeds, cash and non-cash) notwithstanding said sale, exchange or other disposition; all of said proceeds shall remain Collateral hereunder and shall be transferred and paid over to the Lender immediately following said sale, exchange or other disposition, and shall be applied at the option of the Lender to the payment of Obligations due hereunder; and the receipt by the Lender of all or any of said proceeds shall not be deemed or construed to be an authorization or consent of the Lender to such sale, exchange or other disposition of said Collateral.

          3.5 Further Assurances Regarding Inventory. The Borrower shall perform any and all steps reasonably requested by the Lender to perfect the Lender's security interest in the Inventory, such as leasing warehouses to the Lender or the Lender's designee, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance satisfactory to the Lender, maintaining stock records and transferring Inventory to warehouses. If any Inventory is in the possession or control of any of the Borrower's agents or processors, the Borrower shall notify such agents or processors of the Lender's security interest therein, and, upon request, instruct them to hold all such Inventory for the Lender's account and subject to the Lender's instructions. A physical listing of all Inventory, wherever located, shall be taken by the Borrower at least annually and whenever requested by the Lender, and a copy of each

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


     such physical listing shall be supplied to the Lender. the Lender may examine and inspect the Inventory at any reasonable time during regular business hours.

          3.6 Compliance. The Borrower will comply with the terms and conditions of any leases covering the premises wherein the Collateral is located and any orders, ordinances, laws or statutes of any city, state or other governmental department having jurisdiction with respect to such premises or the conduct of business thereon.

          3.7 Discharge of Liens. The Lender may, at its option, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, and the Lender may pay insurance premiums or procure insurance and otherwise pay for the maintenance and preservation of the Collateral and the Borrower will reimburse the Lender on demand for any payment made or expense incurred by the Lender pursuant to the foregoing authority, with interest at the rate provided in this Agreement.

          3.8 Corporate Existence, Properties. The Borrower will at all times maintain, preserve and protect all franchises, patents, and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good condition and repair (normal wear and tear and obsolescence excepted), and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto, and will pay or cause to be paid, except when the same may be contested in good faith, all rent due on any premises where any property is held or may be held, so that the business carried on in connection therewith may be continuously conducted.

          3.9 Insurance. The Borrower will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft and such risks as the Lender may require containing such terms, in such form, and for such periods, and written by such companies as may be satisfactory to the Lender, such insurance to be payable to the Lender and the Borrower as their interests may appear; each policy of insurance shall have a loss payee endorsement in form satisfactory to the Lender providing (a) that loss or damage, if any under the policy, shall be payable to the Lender, as secured party, as its interests may appear; (b) that the insurance as to the interest of the Lender shall not be invalidated by any act or neglect of the insured or owner of the property described in said policy, nor by any foreclosure, or other proceeding, nor by any change in the title of ownership of said property, nor by the occupation of the premises where the property is located for purposes more hazardous than are permitted by said policy; (c) that, if the policy is canceled at

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


     any time by the insurance carrier, in such case the policy shall continue in force for the benefit of the Lender for not less than thirty (30) days after written notice of cancellation to the Lender from the insurance carrier; and (d) that the policy will not be reduced or canceled at the request of the insured nor will said loss payee endorsement be amended or deleted without thirty (30) days' prior written notice to the Lender from the insurance carrier. The Borrower will furnish the Lender with certificates or other evidence satisfactory to the Lender of compliance with the foregoing insurance provisions, and, after the occurrence of an event of default hereunder in respect of which the Lender shall have delivered to the Borrower a Declaration, the Lender may act as attorney for the Borrower in obtaining, adjusting, settling, and canceling such insurance and receiving and endorsing any drafts. The Borrower hereby assigns to the Lender any and all monies which may become due and payable under any policy insuring the Collateral covered by this Agreement, including return of unearned premiums, and hereby directs any insurance company issuing any such policy to make payment directly to the Lender and authorizes the Lender, at its option: (i) to apply such monies in payment on account of any Obligation hereunder, whether or not due, and remit any surplus to the Borrower; or (ii) to return said funds to the Borrower for the purpose of replacement of the Collateral. The Borrower will also at all times maintain necessary workers' compensation insurance and such other insurance as may be required by law or as may be reasonably required in writing by the Lender.

     4. Representations and Warranties.

          4.1 Representations and Warranties. DCI and DDI each warrants and represents to the Lender that (a) each Borrower is and shall at all times hereafter be a corporation duly organized and existing in good standing under the laws of the state of its incorporation and qualified and licensed to do business in any other state in which its ownership of property or its conduct of business requires it to be so qualified and/or licensed; (b) each Borrower has the right and power and is duly authorized to enter into this Agreement and the Supplemental Agreements; (c) the execution by each Borrower of this Agreement and the Supplemental Agreements shall not constitute a breach of any provision contained in either Borrower's Certificate of Incorporation or By-Laws or contained in any agreement to which either Borrower is now or hereafter becomes a party; (d) the performance by each Borrower of all of the terms and provisions contained in this Agreement and in the Supplemental Agreements' shall not constitute a default or an event of default under any agreement to which each Borrower is now or hereafter a party; (e) the Borrower has good and indefeasible title to the Collateral; (f) all financial statements and information relating to each Borrower which have been or may hereafter be delivered by each Borrower to the Lender are true and correct and have been

                                       12
                                                           Page 151 of 207 Pages
     prepared in accordance with generally accepted accounting principles, and there has been no material adverse change in the financial condition of either Borrower since the submission of any such financial information to the Lender; and (g) there are no actions or proceedings which are pending or threatened against either Borrower which might result in any material adverse change in the Borrower's financial condition or which might in any material way affect any of the assets of the Borrower.


                           [Intentionally left blank]


     5. Affirmative Covenants. The Borrower agrees as follows:


          5.1 Monthly Financial Reports. To furnish to the Lender, within thirty
     (30) days after the end of each calendar month, internally prepared consolidated and consolidating financial reports of the operations of the Borrower for such month and for the fiscal year-to-date, certified by the Chief Financial Officer of the Borrower.

          5.2 Quarterly Financial Reports. To furnish to the Lender, within forty-five (45) days after the end of each fiscal quarter, internally prepared 10Q financial consolidated reports of the Operations of the Borrower for such quarter, certified by the Chief Financial Officer of the Borrower.

          5.3 Annual Statements. To furnish to the Lender within the earlier to occur of the date that such credited financial statement are filed by DCI with the Securities and Exchange Commission or one hundred twenty (120) days after the end of each of the Borrower's fiscal years, audited financial statements consisting of a balance sheet, income statement and associated cash flows of the Borrower for such year prepared on a consolidated and consolidating basis, in accordance with generally accepted accounting principles, by a firm of independent certified public accountants satisfactory to the Borrower and the Lender and certified by the Borrower's Chief Financial Officer.

          5.4 Forecast. For each fiscal year of the Borrower during the term hereof, furnish to the Lender a consolidated and consolidating financial forecast for the Borrower's upcoming fiscal year, consisting of monthly projections of the Borrower's balance sheet, income statement, cash flows, and Loan availability. Such reports shall be furnished to the Lender within the first thirty (30) days of the

                                       13
                                                           Page 152 of 207 Pages

     Borrower's fiscal year. Anything to the contrary notwithstanding, so long as DDI is not actively conducting business, the financial reports, statements and forecasts to be furnished pursuant to paragraphs 5.1 and 5.4 need not contain information concerning DDI.

          5.5 Certification. The reports required under Paragraph 5.1 through
     5.4 shall be accompanied by a certificate of the chief financial officer of the Borrower (i) certifying that no event of default under Paragraph 7.1 of this Agreement has occurred or, if such an event has occurred, the nature of the event of default and the action which the Borrower proposes to take to cure it, and (ii) with computations demonstrating compliance with the covenants contained in this Agreement.

          5.6 Securities Regulation Reports. Promptly after the sending or filing thereof, to furnish copies of all proxy statements, financial statements and reports which the Borrower sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements which the Borrower files with the Securities and Exchange

     Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

          5.7 Management. To notify the Lender thirty (30) days prior to any reasonably foreseeable change in the management of the Borrower.

          5.8 Taxes. To pay promptly all tax assessments and other governmental charges, provided, however, that nothing herein contained shall be interpreted to require the payment of any tax assessments and other governmental charges long as its validity is being contested in good faith in appropriate proceedings diligently pursued, provided such contest does not impair the rights and security of the Lender.

          5.9 Maintenance of Property. To maintain and keep its real and personal property in good condition and in compliance with applicable federal, state and local laws, rules and regulations.

          5.10 Litigation. To notify the Lender of any litigation instituted against the Borrower and any judgments entered against the Borrower in any court involving more than $250,000 in the aggregate at any one time which is not covered by insurance or where the insurance coverage is questioned by the carrier.

          5.11 Corporate Existence. To maintain each Borrower's corporate existence in good standing.

                                       14
                                                           Page 153 of 207 Pages

          5.12 Other Information. To furnish such other information and at such times as may be reasonably requested by the Lender.

          5.13 Environmental Matters. To comply with all applicable environmental laws and regulations, and to promptly correct any violation of any applicable environmental law or regulation.

          5.14 Audits. To permit the Lender and its agents at all reasonable times and from time to time during normal business hours to examine, audit, and make extracts from, or copies of, any of the Borrower's books, ledgers, reports and other records and to otherwise verify all or any Collateral in any manner the Lender considers appropriate.

          5.15 Ownership. To notify the Lender within five (5) business days of any change in voting control of either DCI or DDI.


     6. Negative Covenants. The Borrower will not, without the prior written consent of the Lender:

          6.1 Capital Expenditures. Expend for fixed assets, or enter into leases which must be capitalized under generally accepted accounting principles (but excluding field spare parts), or make leasehold improvements during any one fiscal year in an aggregate amount in excess of $100,000.

          6.2 Liens. Create or permit to exist against any of its property or assets, real or personal, tangible or intangible, now owned or hereafter acquired, any mortgage or other lien or encumbrance, except (a) liens and mortgages listed on Schedule l hereto; (b) liens for taxes not delinquent or being contested in good faith and by appropriate proceedings; (c) liens granted to the Lender; and (d) liens granted to NCFC.

          6.3 Borrowed Money. Incur other indebtedness for borrowed money, except (a) indebtedness described on Schedule 3 hereto, (b) indebtedness permitted by Section 6.14 hereof, (c) indebtedness to the Lender, (d) intercompany transfers between DCI, DDI and SAI/Delta; and (e) indebtedness to NCFC.

          6.4 Sell Real Property. Sell or dispose of any presently owned real property.

          6.5 Sell Fixed Assets. Sell or dispose of a substantial portion of presently owned fixed assets, such as furniture, fixtures, and equipment, except as required for normal replacement due to age and/or obsolescence, provided (a) the same are replaced by fixed assets of equal value and quality or

                                       15
                                                           Page 154 of 207 Pages

     (b) the Borrower delivers to the Lender written notice of such sale or disposition and remits the proceeds of such sale or disposition to reduce the outstanding principal balance of the Loans, and following such sale or disposition the Borrower is in compliance with the Borrowing Base.

          6.6 Declare Dividends. Declare any dividends or make any other distribution on any shares of its capital stock or set apart any sum for the payment of any such dividends.

          6.7 Capital Stock. Purchase or retire any of its capital stock.

          6.8 Purchase Other Business. Purchase or acquire all or substantially all of the property, assets, or business of any other person, firm or corporation.

          6.9 Contingent Debt. Assume, guarantee, endorse, contingently agree to purchase, or otherwise become liable upon the obligation of any person, firm, or corporation, except (a) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, or (b) guarantees of any obligations owed to the Lender.

          6.10 Purchase Stock: Merge or Consolidate. Enter into any merger or consolidation, or purchase or acquire the obligations or stock of, or any other interest in, any person, firm, corporation, or other enterprise whatsoever, except the purchase of direct obligations of the United States of America or of any state, county, or municipality.

          6.11 Sale-Leaseback. Directly or indirectly enter into any arrangement whereby the Borrower shall sell or transfer all or any substantial part of its fixed assets then owned by it and shall thereafter or thereupon rent or lease such property or a substantial part thereof.

          6.12 Accounts Receivable. Sell, assign, transfer, or dispose of any of its Receivables, except to the Lender.

          6.13 Loans. Make loans or advances to any person, firm, or corporation.

          6.14 Lease of Real and Personal Property. Enter into any arrangements for the lease of real or personal property where the annual lease payments for all such leases would exceed in the aggregate $350,000.00 in any fiscal year.
                                       16
                                                           Page 155 of 207 Pages

          6.15 Prepay Debt. Make any prepayment in regard to any indebtedness that is subordinated in any respect to indebtedness owing to the Lender.

          6.16 ERISA Compliance.

               (a) Engage in any "prohibited transaction" (as such term is defined in Section 406 or Section 2003(a) of the Employee Retirement Income Security Act of 1974 and the regulations thereunder, as now or hereafter in effect, ("ERISA"));

               (b) Incur any "accumulated funding deficiency" (as such term is defined in Section 302 of ERISA) whether or not waived; or

               (c) Terminate any pension plan in a manner which could result in the imposition of a lien on any property of the Borrower or any affiliate pursuant to Section 4068 of Erlsa.

          6.17 [Intentionally Omitted].

          6.18 [Intentionally Omitted].

          6.19 [Intentionally Omitted].

          6.20 [Intentionally Omitted].

          6.21 [Intentionally Omitted].

          6.21 Subordinated Debentures. Make any principal payments on any of the Subordinated Debentures prior to the dates upon which such payments are scheduled to be made under the Subordinated Debentures.


     7.   Default.

          7.1 Events of Default. If one or more of the following events of default shall occur, the Lender, at its option, may terminate the Borrower's right to receive any further Loans, and regardless of whether the Lender exercises such option, the indebtedness of the Borrower under this Agreement and any note or other agreement executed pursuant hereto shall become immediately due and payable upon declaration to that effect delivered by the Lender to the Borrower:

               (a) Default shall be made by the Borrower (i) in the payment of any principal or interest payable under this Agreement within ten (10) days when due or (ii) in the payment of any fees or other expenses due and payable in pursuant to this Agreement or any other document executed and delivered to the Lender in connection with this Agreement within ten (10) days

                                       17
                                                           Page 156 of 207 Pages
          after the Lender notifies the Borrower that such fees or expenses are due;

               (b) Default shall be made in (i) the due observance and performance of any term, covenant, or agreement contained in this Agreement (other than Section 6 of this Agreement) or in any other present or future agreement, note, or instrument between or among the Borrower and the Lender, including, without limitation, any default under any Supplemental Agreements and, to the extent such default is capable of being cured, such default shall remain uncured for a period of twenty (20) days after the Lender notifies the Borrower in writing of such default, or (ii) the due observance and performance of any term, covenant, or agreement contained in Section 6 of this Agreement;

               (c) any representation or warranty made in this Agreement or any certificate or statement furnished pursuant to or in connection with this Agreement shall prove to have been false in any material respect at the date of which the facts therein set forth were certified, or shall have omitted any substantial contingent or unliquidated liability or claim against the Borrower, or if upon the date of the execution of this Agreement there shall have been any material adverse change in any of the material facts disclosed on any such statement, which change shall not have been disclosed to the Lender in writing at or prior to the time of such execution;

               (d) the termination of existence or business, failure of, or the making of an assignment for the benefit of creditors by, the Borrower;

               (e) the entry of any judgment or judgments against the Borrower aggregating as to any one of them at any one time in excess of $250,000 which shall remain unsatisfied, undischarged, or unsecured for a period of thirty (30) days or as to which a stay of execution shall not have been obtained within thirty (30) days of the entry thereof; provided, however, the Borrower may not, however, be declared in default by reason of the entry of any such judgment so long as the same shall be contested in good faith by appropriate proceedings diligently conducted, and proper security be given therefor;

               (f) if any governmental agency or department shall take control of a substantial part of the property of the Borrower and shall continue such control for thirty (30) days;

               (g) if any tax lien is filed against the property of the Borrower and remains unsatisfied, undischarged, or unsecured for a period of thirty (30) days unless such lien is

                                       18
                                                           Page 157 of 207 Pages
          contested in good faith by proper proceedings diligently conducted;

               (h) failure by the Borrower to generally pay its debts as such debts become due;

               (i) a material decrease in the value of the Collateral, or any other collateral securing payment of the Obligations.

               (j) if the Borrower (i) shall file a petition or request for liquidation, reorganization, arrangement, adjudication as a bankrupt, relief as a debtor or other relief under the bankruptcy, insolvency or similar laws of the United States of America or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; (ii) shall make a general assignment for the benefit of creditors; (iii) shall consent to the appointment of a receiver or trustee for the Borrower or any of its assets, including, without limitation, the appointment of or taking possession by a "custodian" as defined in the federal Bankruptcy Code; (iv) make any, or send notice of any intended, bulk sale; or (v) shall execute a consent to any other type of insolvency proceeding (under the federal Bankruptcy Code or otherwise) or any formal or informal proceeding for the dissolution or liquidation of, or settlement of claims against or winding up of affairs of, the Borrower; provided, however, that the consent by DDI to the transfer of its assets to NCFC in March 1996, and the subsequent sale and disposition of those assets by NCFC, and the termination of DDI's business operations, is not deemed to be an event of default under paragraph 7.1(d), (j) or (k).

               (k) the appointment of a receiver, trustee, custodian or officer performing similar functions for the Borrower or any of its assets, including, without limitation, the appointment of or taking possession by a "custodian" as defined in the federal Bankruptcy Code; or the filing against the Borrower of a request or petition for liquidation, reorganization, arrangement, adjudication as a bankrupt or other relief under the bankruptcy, insolvency or similar laws of the United States of America or any state or territory thereof or any foreign jurisdiction, now or hereafter in effect; or the institution against the Borrower of any other type of insolvency (under the federal Bankruptcy Code otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of the Borrower, and the failure to have such appointment vacated or such petition or proceeding dismissed within sixty (60) days after such appointment, filing or institution.

          7.2 Rights of the Lender. Upon the occurrence of an event of default under Section 7.1 hereof: (a) the Lender

                                       19
                                                           Page 158 of 207 Pages
     shall have, in addition to all other rights provided herein, the rights and remedies of a secured party under the New York Uniform Commercial Code; and
     (b) the Lender may sell and deliver any or all Receivables and any or all other security and Collateral held by the Lender or for the Lender at public or private sale upon prior notice to the Borrower if required by law, for cash, upon credit or otherwise, at such prices and upon such terms as are commercially reasonable; and (c) in addition to all other sums due the Lender, the Borrower will pay to the Lender upon demand all costs and expenses incurred by the Lender, including reasonable attorneys' fees and expenses, to obtain or enforce payment of Receivables or Obligations, or in the prosecution or defense of any action or proceeding either against the Lender or against the Borrower concerning any matter arising out of or connected with this Agreement or the Collateral or Obligations and all Supplemental Agreements, if any, or otherwise due pursuant to the terms of this Agreement. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the Borrower at the Borrower's address as set forth herein at least ten (10) days before the time of sale or other disposition. The Lender may be the purchaser at any such sale, if it is public, and, in the event the Lender is the purchaser, the Lender shall have all the rights of a good faith, bona fide purchaser for value from a secured party after default. The proceeds of sale shall be applied first to all costs and expenses of sale, including reasonable attorneys' fees and expenses, and second to the payment (in whatever order the Lender elects) of all Obligations, and any remaining proceeds shall be applied in accordance with the provisions of Part 5 of Article 9 of the New York Uniform Commercial Code. The Borrower shall remain liable to the Lender for any deficiency. Failure by the Lender to exercise any right, remedy or option under this Agreement or any present or future Supplemental Agreement or in any other agreement between the Borrower and the Lender, or delay by the Lender in exercising the same will not operate as a waiver. No waiver by the Lender will be effective unless it is in writing and then only to the extent specifically stated. Neither the Lender nor any party acting as the Lender's attorney pursuant to paragraph 2.12 hereof shall be liable for any good faith error of judgment or mistake of fact or law. The Lender's rights and remedies under this Agreement will be cumulative and not exclusive of any other right or remedy which the Lender may have.


     8. Other Provisions.

          8.1 Joint and Several Obligations. The obligations of DCI and DDI under this Agreement and the Supplemental Agreements shall be joint and several.

          8.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall

                                       20
                                                           Page 159 of 207 Pages
     be deemed to have been duly given or made when delivered by hand, or one
     (1) business day after being delivered to a courier for overnight delivery, or five (5) business days after being deposited in the mail, certified or registered mail, with return receipt requested, addressed to the addresses set forth in the preamble to this Agreement, or to such other address as may be hereafter notified by the respective parties hereto.

          8.3 Setoff. All sums at any time standing to the Borrower's credit on the Lender's books and all of the Borrower's property at any time in the Lender's possession, or upon or in which the Lender has a lien or security interest shall be security for all Obligations. In addition to and not in limitation of the above, with respect to any deposits or property of the Borrower in the Lender's possession or control, now or in the future, the Lender shall have the right after default and demand hereunder to setoff all or any portion thereof, at any time, against any Obligations hereunder, without prior notice or demand to the Borrower.

          8.4 Counsel Fees and Expenses. The Borrower agrees to pay all reasonable counsel fees and expenses, including recording and filing fees, incurred by the Lender in connection with the financing evidenced by this Agreement as well as any reasonable fees and expenses of counsel which the Lender may hereafter reasonably incur in protecting, enforcing, increasing or releasing any security held by the Lender. The Borrower specifically authorizes the Lender to pay all such fees and expenses and charge the same to its loan account.

          8.5 Further Assurance. The Borrower agrees that at any time, or from time to time, upon the written request of the Lender, the Borrower will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order to fully effect the purposes of this Agreement and the Supplemental Agreements.

          8.6 Construction. This Agreement and the Supplemental Agreements may not be amended orally.

          8.7 Successors. All rights of the Lender hereunder shall inure to the benefit of its successors and assigns, and all Obligations of the Borrower shall bind the successors and assigns of the Borrower.


          8.8 Duration of Lien. All Collateral described in this Agreement shall remain Collateral as security for the performance of all Obligations of the Borrower under this Agreement until all monies required to be paid under this Agreement have been finally and irrevocably paid in full and all Obligations on the part of the Borrower to be paid, kept and

                                       21
                                                           Page 160 of 207 Pages
     performed under this Agreement have been paid, kept and performed.

          8.9 Payments. The acceptance of any check, draft or money order tendered in full or partial payment of any Obligation hereunder is conditioned upon and subject to the receipt of final payment in cash.

          8.10 Exhibits and Schedules. All exhibits and schedules referred to herein and annexed hereto are hereby incorporated into this Agreement and made a part hereof.

          8.11 Governing Law. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of law.

          8.12 WAIVER OF RIGHT TO TRIAL BY JURY. THE BORROWER AND THE LENDER HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT, THE COLLATERAL AND SUPPLEMENTAL AGREEMENTS OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OF DISPUTE BETWEEN THE BORROWER AND THE LENDER.

          8.13 CONSENT TO JURISDICTION. THE BORROWER AND THE LENDER AGREE THAT ANY ACTION OR PROCEEDING TO ENFORCE, OR ARISING OUT OF, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, MAY BE COMMENCED IN NEW YORK STATE IN MONROE COUNTY, OR IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF NEW YORK, AND THE BORROWER WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE BORROWER, OR AS OTHERWISE PROVIDED BY THE LAWS OF NEW YORK STATE OR THE UNITED STATES.

          8.14 Reaffirmation. (a) DDI hereby reaffirms its obligations to Lobozzo pursuant to a Restated and Amended Subordinated Debenture in the face amount of $600,001, due January 31, 1998 (the "Lobozzo Debenture"), and DCI reaffirms its guaranty of the Lobozzo Debenture.

               (b) (i) DCI and DDI hereby reaffirm their obligations to Lobozzo to repay to Lobozzo $400,000 which Lobozzo advanced to the Borrowers pursuant to an Overadvance Agreement entered into between Lobozzo, NCFC and the Borrowers in May, 1995, and (ii) DCI hereby reaffirms its obligation to Lobozzo to repay to Lobozzo $500,000 additional advances which Lobozzo has advanced to DCI between the date of the Overadvance Agreement and the date of this Agreement.

                                       22
                                                           Page 161 of 207 Pages

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by the proper and duly authorized officers as of the date first above written.

                                             /s/ Joseph M. Lobozzo II
                                             -------------------------------
                                             JOSEPH M. LOBOZZO II

                                             DELTA COMPUTEC INC.



                                             By: /s/ Michael Julian
                                                 ----------------------------
                                             Name:
                                             Title:


                                             DELTA DATA NET, INC.


                                             By: /s/ Michael Julian
                                                 ----------------------------
                                             Name:
                                             Title:

                                       23
                                                           Page 162 of 207 Pages

                                   SCHEDULE 1
                                   ----------


     Secured Party                     Collateral                 Debtor
------------------------------  ------------------------   --------------------
Forsythe/McArthur Assoc.        Communications Equipment   Delta Data Net, Inc.
First United Leasing            Communications Equipment   Delta Data Net, Inc.
VMX Credit Corp.                Computer Equipment         Delta Data Net, Inc.
Canon Financial Services        Communications Equipment   Delta Data Net, Inc.
Bell Atlantic Systems Leasing   Computer Equipment         Delta Computec Inc.
Oliver Allen Company            Computer Equipment         Delta Computec Inc.
National Canada Finance Corp.   Spare Parts Inventory      Delta Computec Inc.

                                                           Page 163 of 207 Pages

                                   SCHEDULE 2
                                   ----------


                              Collateral Locations


Chicago                                      Rochester

DCI c/o Harris Bank                          366 White Spruce Boulevard
311 West Monroe                              Rochester, New York  14623
3rd Floor
Chicago, Illinois  60606


Dallas                                       Teterboro

2100 N. Highway 360                          900 Huyler Street
Suite 1804                                   Teterboro, New Jersey 07608
Grand Prarie, Texas 75050


Houston                                      Washington

14515 Briar Hills Parkway                    122 Lafayette Avenue
Suite 117                                    Laurel, Maryland 20707
Houston, Texas  77077


Philadelphia

1621 Loretta Avenue
Feasterville, Pennsylvania 19053

                                                           Page 164 of 207 Pages

                                  SCHEDULE 2.1
                                  ------------


     The eligibility factor for Eligible Inventory during the term of this Agreement shall be as follows:


     105% for the month of October, 1996.
     103 3/4% for the month of November, 1996.
     102 1/2% for the month of December, 1996.

                                                           Page 165 of 207 Pages

                                   SCHEDULE 3
                                   ----------

                   Permitted Indebtedness (for Borrowed Money)

     Bell Atlantic Systems Capital Lease dated ________________.

     8% Subordinated Debenture dated October 28, 1992, in the original principal amount of $600,001.00, payable to Joseph M. Lobozzo II, as amended and restated, and not due on January 31, 1998.

     %8 Subordinated Debenture dated October 31, 1992, in the original principal amount of $475,000.00, payable to Dataspan Systems, Inc. and Willcox & Gibbs Dated Net, Inc., due October 3, 1997.

     Amended and Restated Promissory Note dated as of October 10, 1996, of Delta Computec Inc. in the original principal amount of $750,000, payable to National Canada Finance Corp.

                                                           Page 166 of 207 Pages

                                  SCHEDULE 3(f)
                                  -------------

                                   Trade Names


                                   1.   DCI

                                   2.   The DCI Companies

                                   3.   PC Reserve

                                   4.   R & M Associates

                                   5.   Data Net

                                   6.   Data Span

                                   7.   SAI/Delta

                                   8.   Computer Support Inc.

                                   9.   Delta CompuTec Inc.

                                                           Page 167 of 207 Pages